Exhibit 99.1

Sonic Automotive, Inc. Reports Second Quarter Results -
EchoPark Grows Revenue 267%
CHARLOTTE, N.C. – July 27, 2018 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter of 2018.

•	Second quarter record revenue and gross profit of $2.5 billion and $362.4 million, respectively

•	All-time record quarterly pre-owned retail unit sales of 35,779 units

•	All-time record quarterly F&I gross profit per retail unit of $1,572

•	All-time record quarterly F&I gross of $104.1 million

•	EchoPark stores retailed 7,459 units during the quarter, up 35.2% sequentially from first quarter 2018

Second Quarter 2018 Results

GAAP Basis

Net income from continuing operations for the second quarter of 2018 was $17.1 million, or $0.40 per diluted share. Comparatively, net income from continuing operations for the second quarter of 2017 was $12.3 million, or $0.27 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the second quarter of 2018 was $14.8 million, or $0.35 per diluted share. The adjustments in the second quarter of 2018 relate to impairment charges, legal and storm damage charges and long-term compensation related charges, offset partially by gains on the disposal of franchises and adjustments to lease exit accruals. Adjusted net income from continuing operations for the second quarter of 2017 was $17.9 million, or $0.40 per diluted share. The adjustments in the second quarter of 2017 relate to fixed asset impairments, weather-related physical damage costs, legal matters and lease exit charges.

Commentary
Heath Byrd, the Company’s Chief Financial Officer, noted, “The second quarter of 2018 fell short of our expectations as we experienced new vehicle gross compression in several of our more significant brands. We anticipate this compression to carry into the third quarter of 2018.”

“We remain committed to our pre-owned EchoPark brand and continue to see improvements in that segment’s operating performance. Based on current performance, we will continue to expand the EchoPark brand with new stores opening in Charlotte, North Carolina and Houston, Texas in the fourth quarter of this year.”

“As a result of our performance thus far during 2018 and the current operating environment, we expect full year 2018 GAAP diluted earnings per share from continuing operations to be between $1.65 and $1.75. On an adjusted basis, we expect full year earnings per share from continuing operations to be between $1.90 and $2.00. The full year adjusted earnings per share range exclude items such as impairment charges, legal and storm damage charges, long-term compensation-related charges and lease exit adjustments, offset partially by gains from the disposal of franchises.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.06 per share payable in cash for our stockholders of record on September 14, 2018. The dividend will be payable on October 15, 2018.

Second Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 2348946

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 2348946

Presentation materials for the Company’s earnings conference call will be accessible beginning the morning of the conference call on the Company’s website at www.sonicautomotive.com by clicking on “Our Company,” then “Investor Relations,” then “Webcasts & Presentations.”

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.
Forward-Looking Statements
Included herein are forward-looking statements, including statements with respect to our 2018 earnings expectations, EchoPark brand expansion and new vehicle gross margin performance in the latter half of 2018. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”).
Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations

	Three Months Ended June 30,		Six Months Ended June 30, 2018
	2018	2017	2018	2017
	(Dollars and shares in thousands, except per share amounts)
Revenues:
New vehicles	$1,238,571	$1,275,069	$2,419,416	$2,447,001
Used vehicles	762,572	641,891	1,471,618	1,276,364
Wholesale vehicles	53,748	40,765	119,148	87,076
Total vehicles	2,054,891	1,957,725	4,010,182	3,810,441
Parts, service and collision repair	346,754	361,113	698,512	713,156
Finance, insurance and other, net	104,104	86,908	197,829	169,971
Total revenues	2,505,749	2,405,746	4,906,523	4,693,568
Cost of Sales:
New vehicles	(1,181,303)	(1,212,547)	(2,305,349)	(2,326,201)
Used vehicles	(725,263)	(601,856)	(1,397,538)	(1,195,497)
Wholesale vehicles	(57,105)	(42,682)	(126,929)	(90,163)
Total vehicles	(1,963,671)	(1,857,085)	(3,829,816)	(3,611,861)
Parts, service and collision repair	(179,703)	(188,043)	(361,833)	(370,742)
Total cost of sales	(2,143,374)	(2,045,128)	(4,191,649)	(3,982,603)
Gross profit	362,375	360,618	714,874	710,965
Selling, general and administrative expenses	(277,462)	(293,931)	(582,387)	(586,165)
Impairment charges	(10,317)	(2,605)	(13,960)	(3,115)
Depreciation and amortization	(23,949)	(21,911)	(47,692)	(43,065)
Operating income (loss)	50,647	42,171	70,835	78,620
Other income (expense):
Interest expense, floor plan	(11,945)	(9,144)	(22,622)	(17,531)
Interest expense, other, net	(13,375)	(12,764)	(26,831)	(26,172)
Other income (expense), net	17	7	106	(14,495)
Total other income (expense)	(25,303)	(21,901)	(49,347)	(58,198)
Income (loss) from continuing operations before taxes	25,344	20,270	21,488	20,422
Provision for income taxes for continuing operations - benefit (expense)	(8,222)	(7,956)	(6,380)	(8,128)
Income (loss) from continuing operations	17,122	12,314	15,108	12,294
Discontinued operations:
Income (loss) from discontinued operations before taxes	(297)	(301)	(545)	(1,168)
Provision for income taxes for discontinued operations - benefit (expense)	80	119	148	465
Income (loss) from discontinued operations	(217)	(182)	(397)	(703)
Net income (loss)	$16,905	$12,132	$14,711	$11,591
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.40	$0.28	$0.35	$0.27
Earnings (loss) per share from discontinued operations	—	(0.01)	(0.01)	(0.01)
Earnings (loss) per common share	$0.40	$0.27	$0.34	$0.26
Weighted average common shares outstanding	42,662	44,570	42,725	44,680
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.40	$0.27	$0.35	$0.27
Earnings (loss) per share from discontinued operations	(0.01)	—	(0.01)	(0.01)
Earnings (loss) per common share	$0.39	$0.27	$0.34	$0.26
Weighted average common shares outstanding	42,920	44,810	42,948	44,976
Dividends declared per common share	$0.06	$0.05	$0.12	$0.10

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Per Share Data

	Three Months Ended June 30, 2018
		Income (Loss)		Income (Loss)
		From Continuing Operations		From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	42,662	$17,122		$(217)		$16,905
Effect of participating securities:
Non-vested restricted stock		(3)		—		(3)
Basic earnings (loss) and shares	42,662	$17,119	$0.40	$(217)	$—	$16,902	$0.40
Effect of dilutive securities:
Stock compensation plans	258
Diluted earnings (loss) and shares	42,920	$17,119	$0.40	$(217)	$(0.01)	$16,902	$0.39

Adjustments:
Impairment charges		$10,315		$—		$10,315
Legal and storm damage charges		3,064		—		3,064
Long-term compensation-related charges		23,333		—		23,333
Lease exit adjustments		(2,579)		—		(2,579)
Gain on disposal of franchises		(38,048)		—		(38,048)
Total adjustments before taxes		(3,915)		—		(3,915)
Income tax effect of adjustments		1,067		—		1,067
Non-recurring tax items		550		—		550
Effect of adjustments, net of income taxes		$(2,298)	(0.05)	$—	$—	$(2,298)	$(0.05)

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (1)		$14,824	$0.35	$(217)	$(0.01)	$14,607	$0.34

(1)	Net loss attributable to Pre-Owned Stores operations was $0.07 per fully diluted share in the three months ended June 30, 2018.

	Three Months Ended June 30, 2017
		Income (Loss)		Income (Loss)
		From Continuing Operations		From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,570	$12,314		$(182)		$12,132
Effect of participating securities:
Non-vested restricted stock		(9)		—		(9)
Basic earnings (loss) and shares	44,570	$12,305	$0.28	$(182)	$(0.01)	$12,123	$0.27
Effect of dilutive securities:
Stock compensation plans	240
Diluted earnings (loss) and shares	44,810	$12,305	$0.27	$(182)	$—	$12,123	$0.27

Adjustments:
Impairment charges		$2,605		$—		$2,605
Legal and storm damage charges		5,618		—		5,618
Lease exit adjustments		992		—		992
Total adjustments before taxes		9,215		—		9,215
Income tax effect of adjustments		(2,982)				$(2,982)
Effect of adjustments, net of income taxes		$6,233	$0.13	$—	$—	$6,233	$0.13

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (2)		$18,547	$0.40	$(182)	$—	$18,365	$0.40

(2)	Net loss attributable to Pre-Owned Stores operations was $0.07 per fully diluted share in the three months ended June 30, 2017.

	Six Months Ended June 30, 2018
		Income (Loss)		Income (Loss)
		From Continuing Operations		From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	42,725	$15,108		$(397)		$14,711
Effect of participating securities:
Non-vested restricted stock		(5)		—		(5)
Basic earnings (loss) and shares	42,725	$15,103	$0.35	$(397)	$(0.01)	$14,706	$0.34
Effect of dilutive securities:
Stock compensation plans	223
Diluted earnings (loss) and shares	42,948	$15,103	$0.35	$(397)	$(0.01)	$14,706	$0.34

Adjustments:
Impairment charges		$13,958		$—		$13,958
Legal and storm damage charges		4,564		—		4,564
Lease exit adjustments		2,235		—		2,235
Gain on disposal of franchises		(39,239)		—		(39,239)
Long-term compensation-related charges		32,522		—		32,522
Total adjustments before taxes		14,040		—		14,040
Income tax effect of adjustments		(3,826)				(3,826)
Non-recurring tax items		550				550
Effect of adjustments, net of income taxes		$10,764	$0.25	$—	$—	$10,764	$0.25

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (1)		$25,872	$0.60	$(397)	$(0.01)	$25,475	$0.59

(1)	Net loss attributable to Pre-Owned Stores operations was $0.17 per fully diluted share in the six months ended June 30, 2018.

	Six Months Ended June 30, 2017
		Income (Loss)		Income (Loss)
		From Continuing Operations		From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,680	$12,294		$(703)		$11,591
Effect of participating securities:
Non-vested restricted stock		(9)		—		(9)
Basic earnings (loss) and shares	44,680	$12,285	$0.27	$(703)	$(0.01)	$11,582	$0.26
Effect of dilutive securities:
Stock compensation plans	296
Diluted earnings (loss) and shares	44,976	$12,285	$0.27	$(703)	$(0.01)	$11,582	$0.26

Adjustments:
Impairment charges		$3,115		$—		$3,115
Legal and storm damage charges		6,851		—		6,851
Lease exit adjustments		992		—		992
Loss on debt extinguishment		15,268		—		15,268
Total adjustments before taxes		26,226		—		26,226
Income tax effect of adjustments		(10,294)		—		$(10,294)
Effect of adjustments, net of income taxes		$15,932	$0.36	$—	$(0.01)	$15,932	$0.35

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (2)		$28,226	$0.63	$(703)	$(0.02)	$27,523	$0.61
(2) Net loss attributable to Pre-Owned Stores operations was $0.15 per fully diluted share in the six months ended June 30, 2017.

Sonic Automotive, Inc.
Results of Operations (Unaudited)

New Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,238,571	$1,275,069	$(36,498)	(2.9)%
Gross profit	$57,268	$62,522	$(5,254)	(8.4)%
Unit sales	30,877	33,148	(2,271)	(6.9)%
Revenue per unit	$40,113	$38,466	$1,647	4.3%
Gross profit per unit	$1,855	$1,886	$(31)	(1.6)%
Gross profit as a % of revenue	4.6%	4.9%	(30)	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$2,419,416	$2,447,001	$(27,585)	(1.1)%
Gross profit	$114,067	$120,800	$(6,733)	(5.6)%
Unit sales	60,377	63,643	(3,266)	(5.1)%
Revenue per unit	$40,072	$38,449	$1,623	4.2%
Gross profit per unit	$1,889	$1,898	$(9)	(0.5)%
Gross profit as a % of revenue	4.7%	4.9%	(20)	bps

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,218,895	$1,199,305	$19,590	1.6%
Gross profit	$56,911	$60,723	$(3,812)	(6.3)%
Unit sales	30,314	30,749	(435)	(1.4)%
Revenue per unit	$40,209	$39,003	$1,206	3.1%
Gross profit per unit	$1,877	$1,975	$(98)	(5.0)%
Gross profit as a % of revenue	4.7%	5.1%	(40)	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$2,352,999	$2,301,260	$51,739	2.2%
Gross profit	$112,719	$117,299	$(4,580)	(3.9)%
Unit sales	58,404	58,973	(569)	(1.0)%
Revenue per unit	$40,288	$39,022	$1,266	3.2%
Gross profit per unit	$1,930	$1,989	$(59)	(3.0)%
Gross profit as a % of revenue	4.8%	5.1%	(30)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$762,572	$641,891	$120,681	18.8%
Gross profit	$37,309	$40,035	$(2,726)	(6.8)%
Unit sales	35,779	30,536	5,243	17.2%
Revenue per unit	$21,313	$21,021	$292	1.4%
Gross profit per unit	$1,043	$1,311	$(268)	(20.4)%
Gross profit as a % of revenue	4.9%	6.2%	(130)	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$1,471,618	$1,276,364	$195,254	15.3%
Gross profit	$74,080	$80,867	$(6,787)	(8.4)%
Unit sales	69,518	60,908	8,610	14.1%
Revenue per unit	$21,169	$20,956	$213	1.0%
Gross profit per unit	$1,066	$1,328	$(262)	(19.7)%
Gross profit as a % of revenue	5.0%	6.3%	(130)	bps

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$653,646	$600,181	$53,465	8.9%
Gross profit	$36,396	$36,062	$334	0.9%
Unit sales	30,395	28,165	2,230	7.9%
Revenue per unit	$21,505	$21,309	$196	0.9%
Gross profit per unit	$1,197	$1,280	$(83)	(6.5)%
Gross profit as a % of revenue	5.6%	6.0%	(40)	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$1,266,307	$1,193,826	$72,481	6.1%
Gross profit	$69,588	$72,738	$(3,150)	(4.3)%
Unit sales	59,064	56,111	2,953	5.3%
Revenue per unit	$21,440	$21,276	$164	0.8%
Gross profit per unit	$1,178	$1,296	$(118)	(9.1)%
Gross profit as a % of revenue	5.5%	6.1%	(60)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$53,748	$40,765	$12,983	31.8%
Gross profit	$(3,357)	$(1,917)	$(1,440)	(75.1)%
Unit sales	8,442	7,783	659	8.5%
Revenue per unit	$6,367	$5,238	$1,129	21.6%
Gross profit per unit	$(398)	$(246)	$(152)	(61.8)%
Gross profit as a % of revenue	(6.2)%	(4.7)%	(150)	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$119,148	$87,076	$32,072	36.8%
Gross profit	$(7,781)	$(3,087)	$(4,694)	(152.1)%
Unit sales	18,122	16,090	2,032	12.6%
Revenue per unit	$6,575	$5,412	$1,163	21.5%
Gross profit per unit	$(429)	$(192)	$(237)	(123.4)%
Gross profit as a % of revenue	(6.5)%	(3.5)%	(300)	bps

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$49,160	$37,796	$11,364	30.1%
Gross profit	$(3,455)	$(1,692)	$(1,763)	(104.2)%
Unit sales	7,644	7,092	552	7.8%
Revenue per unit	$6,431	$5,329	$1,102	20.7%
Gross profit per unit	$(452)	$(239)	$(213)	(89.1)%
Gross profit as a % of revenue	(7.0)%	(4.5)%	(250)	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$109,225	$80,848	$28,377	35.1%
Gross profit	$(7,906)	$(2,627)	$(5,279)	(201.0)%
Unit sales	16,440	14,619	1,821	12.5%
Revenue per unit	$6,644	$5,530	$1,114	20.1%
Gross profit per unit	$(481)	$(180)	$(301)	(167.2)%
Gross profit as a % of revenue	(7.2)%	(3.2)%	(400)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands, except unit and per unit data)
Reported:
Revenue
Customer pay	$140,351	$139,194	$1,157		0.8%
Warranty	63,888	72,661	(8,773)		(12.1)%
Wholesale parts	40,844	42,806	(1,962)		(4.6)%
Internal, sublet and other	101,671	106,452	(4,781)		(4.5)%
Total	$346,754	$361,113	$(14,359)		(4.0)%

Gross profit
Customer pay	$75,100	$74,344	$756		1.0%
Warranty	35,871	40,319	(4,448)		(11.0)%
Wholesale parts	6,900	7,331	(431)		(5.9)%
Internal, sublet and other	49,180	51,076	(1,896)		(3.7)%
Total	$167,051	$173,070	$(6,019)		(3.5)%

Gross profit as a % of revenue
Customer pay	53.5%	53.4%	10	bps
Warranty	56.1%	55.5%	60	bps
Wholesale parts	16.9%	17.1%	(20	) bps
Internal, sublet and other	48.4%	48.0%	40	bps
Total	48.2%	47.9%	30	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands, except unit and per unit data)
Reported:
Revenue
Customer pay	$282,706	$277,328	$5,378		1.9%
Warranty	131,489	142,579	(11,090)		(7.8)%
Wholesale parts	83,345	86,087	(2,742)		(3.2)%
Internal, sublet and other	200,972	207,162	(6,190)		(3.0)%
Total	$698,512	$713,156	$(14,644)		(2.1)%

Gross profit
Customer pay	$151,449	$147,784	$3,665		2.5%
Warranty	73,772	78,989	(5,217)		(6.6)%
Wholesale parts	14,165	14,881	(716)		(4.8)%
Internal, sublet and other	97,293	100,760	(3,467)		(3.4)%
Total	$336,679	$342,414	$(5,735)		(1.7)%

Gross profit as a % of revenue
Customer pay	53.6%	53.3%	30	bps
Warranty	56.1%	55.4%	70	bps
Wholesale parts	17.0%	17.3%	(30	) bps
Internal, sublet and other	48.4%	48.6%	(20	) bps
Total	48.2%	48.0%	20	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands, except unit and per unit data)
Same Store:
Revenue
Customer pay	$139,871	$131,447	$8,424		6.4%
Warranty	63,709	69,369	(5,660)		(8.2)%
Wholesale parts	40,288	40,779	(491)		(1.2)%
Internal, sublet and other	97,287	100,114	(2,827)		(2.8)%
Total	$341,155	$341,709	$(554)		(0.2)%

Gross profit
Customer pay	$74,910	$69,979	$4,931		7.0%
Warranty	35,667	38,582	(2,915)		(7.6)%
Wholesale parts	6,837	6,996	(159)		(2.3)%
Internal, sublet and other	47,674	47,705	(31)		(0.1)%
Total	$165,088	$163,262	$1,826		1.1%

Gross profit as a % of revenue
Customer pay	53.6%	53.2%	40	bps
Warranty	56.0%	55.6%	40	bps
Wholesale parts	17.0%	17.2%	(20	) bps
Internal, sublet and other	49.0%	47.7%	130	bps
Total	48.4%	47.8%	60	bps

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands, except unit and per unit data)
Same Store:
Revenue
Customer pay	$276,278	$262,639	$13,639		5.2%
Warranty	129,554	135,041	(5,487)		(4.1)%
Wholesale parts	81,400	81,770	(370)		(0.5)%
Internal, sublet and other	190,633	194,575	(3,942)		(2.0)%
Total	$677,865	$674,025	$3,840		0.6%

Gross profit
Customer pay	$148,092	$139,662	$8,430		6.0%
Warranty	72,502	74,764	(2,262)		(3.0)%
Wholesale parts	13,872	14,173	(301)		(2.1)%
Internal, sublet and other	93,124	93,773	(649)		(0.7)%
Total	$327,590	$322,372	$5,218		1.6%

Gross profit as a % of revenue
Customer pay	53.6%	53.2%	40	bps
Warranty	56.0%	55.4%	60	bps
Wholesale parts	17.0%	17.3%	(30	) bps
Internal, sublet and other	48.8%	48.2%	60	bps
Total	48.3%	47.8%	50	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$104,104	$86,908	$17,196	19.8%
Gross profit per retail unit (excludes fleet)	$1,572	$1,379	$193	14.0%

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change
	(In thousands, except per unit data)
Reported:
Revenue	$197,829	$169,971	$27,858	16.4%
Gross profit per retail unit (excludes fleet)	$1,532	$1,379	$153	11.1%

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change
	(In thousands, except per unit data)
Same Store:
Revenue	$89,344	$79,575	$9,769	12.3%
Gross profit per retail unit (excludes fleet)	$1,481	$1,366	$115	8.4%

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change
	(In thousands, except per unit data)
Same Store:
Revenue	$169,985	$155,646	$14,339	9.2%
Gross profit per retail unit (excludes fleet)	$1,456	$1,367	$89	6.5%

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended June 30,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands)
Reported:
Compensation	$197,641	$171,182	$(26,459)		(15.5)%
Advertising	16,270	15,344	(926)		(6.0)%
Rent	13,702	19,110	5,408		28.3%
Other	49,849	88,295	38,446		43.5%
Total SG&A expenses	$277,462	$293,931	$16,469		5.6%
Adjustments:
Legal and storm damage charges	$(3,064)	$(5,618)
Long-term compensation-related charges	(23,333)	—
Lease exit adjustments	2,579	(992)
Gain on disposal of franchises	38,048	—
Total SG&A adjustments	$14,230	$(6,610)
Adjusted:
Total adjusted SG&A expenses	$291,692	$287,321	$(4,371)		(1.5)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	54.5%	47.5%	(700	) bps
Advertising	4.5%	4.3%	(20	) bps
Rent	3.8%	5.3%	150	bps
Other	13.8%	24.4%	1,060	bps
Total SG&A expenses as a % of gross profit	76.6%	81.5%	490	bps
Adjustments:
Legal and storm damage charges	(0.8)%	(1.5)%
Long-term compensation-related charges	(6.5)%	—%
Lease exit adjustments	0.7%	(0.3)%
Gain on disposal of franchises	10.5%	—%
Total effect of adjustments	3.9%	(1.8)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	80.5%	79.7%	(80	) bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Six Months Ended June 30,		Better / (Worse)
	2018	2017	Change		% Change
	(In thousands)
Reported:
Compensation	$382,678	$347,729	$(34,949)		(10.1)%
Advertising	32,287	30,602	(1,685)		(5.5)%
Rent	35,570	37,598	2,028		5.4%
Other	131,852	170,236	38,384		22.5%
Total SG&A expenses	$582,387	$586,165	$3,778		0.6%
Adjustments:
Legal and storm damage charges	$(4,564)	$(6,851)
Long-term compensation-related charges	(32,522)	—
Lease exit adjustments	(2,235)	(992)
Gain on disposal of franchises	39,239	—
Total SG&A adjustments	$(82)	$(7,843)
Adjusted:
Total adjusted SG&A expenses	$582,305	$578,322	$(3,983)		(0.7)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	53.5%	48.9%	(460	) bps
Advertising	4.5%	4.3%	(20	) bps
Rent	5.0%	5.3%	30	bps
Other	18.5%	23.9%	540	bps
Total SG&A expenses as a % of gross profit	81.5%	82.4%	90	bps
Adjustments:
Legal and storm damage charges	(0.7)%	(1.0)%
Long-term compensation-related charges	(4.5)%	—%
Lease exit adjustments	(0.3)%	(0.1)%
Gain on disposal of franchises	5.5%	—%
Total effect of adjustments	—%	(1.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	81.5%	81.3%	(20	) bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Reconciliation of Other Non-GAAP Financial Measures

	Twelve Months Ending December 31, 2018
	Low	High

Expected GAAP diluted earnings per share from continuing operations	$1.65	$1.75
Adjustments:
Impairment charges	$0.24	$0.24
Legal and storm damage charges	$0.08	$0.08
Long-term compensation-related charges	$0.55	$0.55
Lease exit adjustments	$0.04	$0.04
Gain on disposal of franchises	$(0.66)	$(0.66)
Expected adjusted non-GAAP diluted earnings per share from continuing operations	$1.90	$2.00

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439